Summary of Significant Accounting Policies and Recent Accounting Pronouncements	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
Summary of Significant Accounting Policies and Recent Accounting Pronouncements
Note 1 Summary of Significant Accounting Policies and Recent Accounting Pronouncements
Nature of Operations
Telephone and Data Systems, Inc. (TDS) is a diversified telecommunications company providing high-quality communications services to customers with 5.0 million wireless connections and 1.2 million wireline and cable connections at December 31, 2020. TDS conducts all of its wireless operations through its 82%-owned subsidiary, United States Cellular Corporation (UScellular). TDS provides wireline and cable services through its wholly-owned subsidiary, TDS Telecommunications LLC (TDS Telecom).
TDS has the following reportable segments: UScellular, Wireline, and Cable. TDS’ non-reportable other business activities are presented as “Corporate, Eliminations and Other”, which includes the operations of TDS' wholly-owned hosted and managed services (HMS) subsidiary, which operates under the OneNeck IT Solutions brand, and its wholly-owned printing subsidiary Suttle-Straus, Inc. (Suttle-Straus). HMS' and Suttle-Straus' financial results were not significant to TDS' operations. All of TDS’ segments operate only in the United States. See Note 19 — Business Segment Information for summary financial information on each business segment.
Principles of Consolidation
The accounting policies of TDS conform to accounting principles generally accepted in the United States of America (GAAP) as set forth in the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC). Unless otherwise specified, references to accounting provisions and GAAP in these notes refer to the requirements of the FASB ASC. The consolidated financial statements include the accounts of TDS and subsidiaries in which it has a controlling financial interest, including UScellular and TDS Telecom. In addition, the consolidated financial statements include certain entities in which TDS has a variable interest that requires consolidation under GAAP. See Note 15 — Variable Interest Entities for additional information relating to TDS’ VIEs. Intercompany accounts and transactions have been eliminated.
Use of Estimates
The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (a) the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and (b) the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates. Significant estimates are involved in accounting for goodwill, indefinite-lived intangible assets and income taxes.
Cash, Cash Equivalents and Restricted Cash
Cash and cash equivalents include cash and highly liquid investments with original maturities of three months or less. Cash and cash equivalents subject to contractual restrictions are classified as restricted cash. The following table provides a reconciliation of Cash and cash equivalents and restricted cash reported in the Consolidated Balance Sheet to the total of the amounts in the Consolidated Statement of Cash Flows.

December 31,	2020	2019
(Dollars in millions)
Cash and cash equivalents	$1,429	$465
Restricted cash included in Other current assets	23	9
Cash, cash equivalents and restricted cash in the statement of cash flows	$1,452	$474
Accounts Receivable and Allowance for Doubtful Accounts
UScellular’s accounts receivable consist primarily of amounts owed by customers for wireless services and equipment sales, including sales of certain devices and accessories under installment plans, by agents and third-party distributors for sales of equipment to them and by other wireless carriers whose customers have used UScellular’s wireless systems.
TDS Telecom’s accounts receivable primarily consist of amounts owed by customers for services and products provided, by state and federal governments for grants and support funds, and by interexchange carriers for long-distance and data traffic, which TDS Telecom carries on its network.
TDS estimates expected credit losses related to accounts receivable balances based on a review of available and relevant information including current economic conditions, projected economic conditions, historical loss experience, account aging, and other factors that could affect collectability. Expected credit losses are determined for each pool of accounts receivable balances that share similar risk characteristics. The allowance for doubtful accounts is the best estimate of the amount of expected credit losses related to existing accounts receivable. TDS does not have any off-balance sheet credit exposure related to its customers.
Inventory
Inventory consists primarily of wireless devices stated at the lower of cost, which approximates cost determined on the first-in first-out basis, or net realizable value. Net realizable value is determined by reference to the stand-alone selling price.
Licenses
Licenses consist of direct and incremental costs incurred in acquiring Federal Communications Commission (FCC) wireless spectrum licenses that generally provide UScellular with the exclusive right to utilize designated radio spectrum within specific geographic service areas to provide wireless service. Although wireless spectrum licenses are issued for a fixed period of time, generally ten years, or in some cases twelve or fifteen years, the FCC has granted license renewals routinely and at a nominal cost. The wireless spectrum licenses held by UScellular expire at various dates. UScellular believes that it is probable that its future wireless spectrum license renewal applications will be granted. UScellular determined that there are currently no legal, regulatory, contractual, competitive, economic or other factors that limit the useful lives of the wireless spectrum licenses. Therefore, UScellular has determined that wireless spectrum licenses are indefinite-lived intangible assets.
UScellular performs its annual impairment assessment of wireless spectrum licenses as of November 1 of each year or more frequently if there are events or circumstances that cause UScellular to believe it is more likely than not that the carrying value of wireless spectrum licenses exceeds fair value. For purposes of its impairment testing, UScellular separated its FCC wireless spectrum licenses into eight units of accounting. The eight units of accounting consisted of one unit of accounting for developed operating market wireless spectrum licenses (built wireless spectrum licenses) and seven units of accounting for geographic non-operating market wireless spectrum licenses (unbuilt wireless spectrum licenses).
UScellular performed a qualitative impairment assessment in 2020 and a quantitative impairment assessment in 2019 to determine whether the wireless spectrum licenses were impaired. Based on the impairment assessments performed, UScellular did not have an impairment of its wireless spectrum licenses in 2020 or 2019. See Note 7 — Intangible Assets for additional details related to wireless spectrum licenses.
Goodwill
TDS has Goodwill as a result of its acquisition of wireline and cable companies. TDS performs its annual impairment assessment of Goodwill as of November 1 of each year or more frequently if there are events or circumstances that cause TDS to believe it is more likely than not that the carrying value of individual reporting units exceeds their respective fair values. Goodwill impairment loss will be measured as the amount by which a reporting unit’s carrying amount exceeds its fair value. The loss recognized should not exceed the total amount of goodwill allocated to that reporting unit.
For purposes of conducting its Goodwill impairment tests, TDS Telecom identified two reporting units: Wireline and Cable. The discounted cash flow approach and guideline public company method were used to value the Wireline and Cable reporting units for the annual impairment tests. Based on the annual impairment assessments performed, Wireline and Cable did not have an impairment of their Goodwill in 2020 or 2019.
See Note 7 — Intangible Assets for additional details related to Goodwill.
Franchise Rights
TDS Telecom has franchise rights as a result of acquisitions of cable businesses. Franchise rights are intangible assets that provide their holder with the right to operate a business in a certain geographical location as sanctioned by the franchiser, usually a government agency. Franchise rights are generally granted for ten years and may be renewed for additional terms upon approval by the granting authority. TDS anticipates that future renewals of its franchise rights will be granted. TDS reviews franchise rights for impairment whenever events or changes in circumstances indicate that the assets might be impaired. TDS re-evaluates the useful life of franchise rights each year to determine if changes in technology or other business changes would warrant a revision of its remaining useful life. Franchise rights are included in Other intangible assets in the Consolidated Balance Sheet.
See Note 7 — Intangible Assets for additional details related to franchise rights.
Investments in Unconsolidated Entities
For its equity method investments for which financial information is readily available, TDS records its equity in the earnings of the entity in the current period. For its equity method investments for which financial information is not readily available, TDS records its equity in the earnings of the entity on a one quarter lag basis.
Property, Plant and Equipment
Property, plant and equipment is stated at the original cost of construction or purchase including capitalized costs of certain taxes, payroll-related expenses, interest and estimated costs to remove the assets.
Expenditures that enhance the productive capacity of assets in service or extend their useful lives are capitalized and depreciated. Expenditures for maintenance and repairs of assets in service are charged to Cost of services or Selling, general and administrative expense, as applicable. Retirements and disposals of assets are recorded by removing the original cost of the asset (along with the related accumulated depreciation) from plant in service and recording it, together with proceeds, if any, and net removal costs (removal costs less an applicable accrued asset retirement obligation and salvage value realized), as a gain or loss, as appropriate. Certain Wireline segment assets use the group depreciation method. Accordingly, when a group method asset is retired in the ordinary course of business, the original cost of the asset and accumulated depreciation in the same amount are removed, with no gain or loss recognized on the disposition.
TDS capitalizes certain costs of developing new information systems. Software licenses that qualify for capitalization as an asset are accounted for as the acquisition of an intangible asset and the incurrence of a liability to the extent that the license fees are not fully paid at acquisition.
Depreciation and Amortization
Depreciation is provided using the straight-line method over the estimated useful life of the related asset, except for certain Wireline segment assets, which use the group depreciation method. The group depreciation method develops a depreciation rate based on the average useful life of a specific group of assets, rather than each asset individually. TDS depreciates leasehold improvement assets over periods ranging from one year to thirty years; such periods approximate the shorter of the assets’ economic lives or the specific lease terms.
Useful lives of specific assets are reviewed throughout the year to determine if changes in technology or other business changes would warrant accelerating the depreciation of those specific assets. There were no material changes to the assigned useful lives of the various categories of property, plant and equipment in 2020, 2019 or 2018. However, in 2020 and 2019, depreciation for certain specific assets was accelerated due to changes in technology. See Note 9 — Property, Plant and Equipment for additional details related to useful lives.
Impairment of Long-Lived Assets
TDS reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the assets might be impaired. UScellular has one asset group and TDS Telecom has two asset groups for purposes of assessing property, plant and equipment for impairment based on the integrated nature of its network, assets and operations. The cash flows generated by each of these groups is the lowest level for which identifiable cash flows are largely independent of the cash flows of other groups of assets and liabilities.
Leases
A lease is generally present in a contract if the lessee controls the use of identified property, plant or equipment for a period of time in exchange for consideration. See Note 10 — Leases for additional details related to leases.
Agent Liabilities
UScellular has relationships with agents, which are independent businesses that obtain customers for UScellular. At December 31, 2020 and 2019, UScellular had accrued $55 million and $59 million, respectively, in agent related liabilities. These amounts are included in Other current liabilities in the Consolidated Balance Sheet.
Debt Issuance Costs
Debt issuance costs include underwriters’ and legal fees and other charges related to issuing and renewing various borrowing instruments and other long–term agreements, and are amortized over the respective term of each instrument. Debt issuance costs related to TDS’ and UScellular's revolving credit agreements and UScellular's receivables securitization agreement are recorded in Other assets and deferred charges in the Consolidated Balance Sheet. All other debt issuance costs are presented as an offset to the related debt obligation in the Consolidated Balance Sheet.
Asset Retirement Obligations
TDS records asset retirement obligations for the fair value of legal obligations associated with asset retirements and a corresponding increase in the carrying amount of the related long-lived asset in the period in which the obligations are incurred. In periods subsequent to initial measurement, TDS recognizes changes in the liability resulting from the passage of time and updates to the timing or the amount of the original estimates. The liability is accreted to its estimated settlement date value over the period to the estimated settlement date. The change in the carrying amount of the long-lived asset is depreciated over the average remaining life of the related asset. See Note 11 — Asset Retirement Obligations for additional information.
Treasury Shares
Common Shares repurchased by TDS are recorded at cost as treasury shares and result in a reduction of equity. When treasury shares are reissued, TDS determines the cost using the first-in, first-out cost method. The difference between the cost of the treasury shares and reissuance price is included in Capital in excess of par value or Retained earnings.
Revenue Recognition
Revenues from sales of equipment and products are recognized when control has transferred to the customer, agent or third-party distributor. Service revenues are recognized as the related service is provided. See Note 2 — Revenue Recognition for additional information on TDS' policies related to Revenues.
Advertising Costs
TDS expenses advertising costs as incurred. Advertising costs totaled $213 million, $227 million and $230 million in 2020, 2019 and 2018, respectively.
Income Taxes
TDS files a consolidated federal income tax return. Deferred taxes are computed using the liability method, whereby deferred tax assets are recognized for future deductible temporary differences and operating loss carryforwards, and deferred tax liabilities are recognized for future taxable temporary differences. Both deferred tax assets and liabilities are measured using the enacted tax rates in effect when the temporary differences are expected to reverse. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. Deferred tax assets are reduced by a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets will not be realized. TDS evaluates income tax uncertainties, assesses the probability of the ultimate settlement with the applicable taxing authority and records an amount based on that assessment. Deferred taxes are reported as a net non-current asset or liability by jurisdiction. Any corresponding valuation allowance to reduce the amount of deferred tax assets is also recorded as non-current. See Note 5 — Income Taxes for additional information.
Stock-Based Compensation and Other Plans
TDS has established long-term incentive plans, dividend reinvestment plans, and a non-employee director compensation plan. The dividend reinvestment plan of TDS is not considered a compensatory plan and, therefore, recognition of compensation costs for grants made under this plan is not required. All other plans are considered compensatory plans; therefore, recognition of costs for grants made under these plans is required.
TDS recognizes stock compensation expense based upon the fair value of the specific awards granted using established valuation methodologies. The amount of stock compensation cost recognized on either a straight-line basis or graded attribution method is based on the portion of the award that is expected to vest over the requisite service period, which generally represents the vesting period. Stock-based compensation cost recognized has been reduced for estimated forfeitures. Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. See Note 18 — Stock-Based Compensation for additional information.
Recently Adopted Accounting Pronouncements
In June 2016, the FASB issued Accounting Standards Update 2016-13, Financial Instruments - Credit Losses: Measurement of Credit Losses on Financial Instruments and subsequently amended the standard with additional Accounting Standards Updates, collectively referred to as ASC 326. This standard requires entities to use a new forward-looking, expected loss model to estimate credit losses and requires additional disclosures relating to the credit quality of trade and other receivables. TDS adopted the provisions of ASC 326 on January 1, 2020, using a modified retrospective method. Under this method, TDS applied the new accounting standard only to the most recent period presented, recognizing the cumulative effect of the accounting change, as an adjustment to the beginning balance of retained earnings. Accordingly, prior periods have not been recast to reflect the new accounting standard. The cumulative effect of applying the provisions of ASC 326 had no material impact on retained earnings.
In August 2018, the FASB issued Accounting Standards Update 2018-15, Intangibles - Goodwill and Other - Internal-Use Software: Customer's Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract (ASU 2018-15). ASU 2018-15 aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the existing guidance for capitalizing implementation costs for an arrangement that has a software license. The service element of a hosting arrangement will continue to be expensed as incurred. Any capitalized implementation costs will be amortized over the period of the service contract. TDS adopted ASU 2018-15 on January 1, 2020, using the prospective method. The adoption of ASU 2018-15 did not have a significant impact on TDS' financial position or results of operations.
TDS' cloud-hosted arrangements that are service contracts consist primarily of software used to perform administrative functions. Implementation costs related to TDS' cloud-hosted arrangements, which are recorded in Prepaid expenses and Other assets and deferred charges in the Consolidated Balance Sheet, were as follows:

December 31,	2020
(Dollars in millions)
Implementation costs, gross	$69
Accumulated amortization	(13)
Implementation costs, net	$56
These costs are amortized over the period of the service contract, which is generally three to five years. Amortization of implementation costs was $11 million for the year ended December 31, 2020 and was included in Selling, general and administrative expenses.